                                                                    EXHIBIT 99.1

   ________
GUIDANT

     PRESS RELEASE

     DATE:       February 11, 1999

     CONTACTS:   Todd McKinney, Investor Relations, 317-971-2094
                 Rob Allen, Media Relations, 317-971-2031

          GUIDANT TAKES FOURTH QUARTER 1998 CHARGE ASSOCIATED WITH ORIGIN SUBSIDIARY

     INDIANAPOLIS, IN-FEBRUARY 11, 1999--Guidant Corporation (NYSE and PCX: GDT) today announced that it is recording charges of $49 million associated with its general surgery business. These charges, of which $40 million will be non-cash, will be taken in the fourth quarter of 1998, and is due to the following events.

     On June 4, 1996, General Surgical Innovations, Inc. (GSI) filed suit against Origin MedSystems, Inc., a wholly owned subsidiary of Guidant, alleging that Origin's VASOVIEW(TM) Balloon Dissection System and Preperitoneal Distention Ballon Systems infringe a patent owned by GSI. On February 8, 1999, the jury in this case returned a verdict against Origin finding the GSI patent valid after the court had previously determined that infringement existed. The jury found that Origin should pay $12.9 million in damages to GSI. While the company may appeal the decision once a judgement is entered and post-trial matters have been resolved, an additional charge to reported income of approximately $9 million has been recognized for the year ended December 31, 1998, to provide for this potential loss.

     As a result of this decision, and due to management's strategic redirection of this business to cardiovascular applications announced in 1997, Guidant also reassessed the recoverability of Guidant's general surgery assets using impairment guidelines specified by generally accepted accounting principles. Guidant's analysis determined that a non-cash impairment write-down of $40 million became necessary.

     Both the litigation and the non-cash impairment charge are being reflected in Guidant's amended 1998 results. While these charges have no effect on the company's previously reported sales, operating income or net income before special charges for the fourth quarter and year end 1998, they do reduce reported net income and the related earnings per share amount by $46.0 million and $0.16 respectively. Accordingly, Guidant will report net income of $40.8 million and earnings per share of $0.13 for the fourth quarter of 1998, and the company will report a net loss of $2.2 million and a loss per share of $0.01 for the year ended December 31, 1998.

     A global leader in the medical device industry, Guidant provides innovative, minimally invasive and cost-effective products and services for the treatment of cardiovascular and vascular disease.

     GUIDANT CORPORATION
     P.O. BOX 44906 INDIANAPOLIS, IN 46244 TEL:317 971 2000 FAX 317 971 2040

GUIDANT CORPORATION AND SUBSIDIARIES
Income Statements
(In millions, except per-share data)


                                               THREE MONTHS ENDED                               THREE MONTHS ENDED
                                                DECEMBER 31, 1998                                DECEMBER 31, 1997
                                                                      AS ADJUSTED                                      AS ADJUSTED
                                     Revised         SPECIAL          TO EXCLUDE                      SPECIAL          TO EXCLUDE
                                     Reported      CHARGES (1)      SPECIAL CHARGES  REPORTED        ITEMS (2)       SPECIAL CHARGES
                                     --------  -------------------  ---------------  ---------  -------------------  ---------------
Cardiac rhythm management             $ 210.7                               $ 210.7   $ 183.3                                $ 183.3
Vascular intervention                   262.8                                 262.8     293.7                                  293.7
Cardiac & vascular surgery               20.0                                  20.0      18.8                                   18.8
                                      -------                               -------   -------                        ---------------

NET SALES                             $ 493.5                               $ 493.5   $ 495.8                                $ 495.8

Cost of products sold                   108.9                                 108.9     110.7                                  110.7
                                      -------                               -------   -------                        ---------------

   GROSS PROFIT                         384.6                                 384.6     385.1                                  385.1

Research and development                 78.2                                  78.2      66.1                                   66.1
Sales, marketing, and
 administrative                         147.2                                 147.2     170.6                                  170.6
Foundation contribution                    --                  --                --      11.5                (11.5)               --
Merger-related costs                       --                  --                --      11.1                (11.1)               --
                                      -------             -------           -------   -------              -------   ---------------
                                        225.4                  --             225.4     259.3                (22.6)            236.7

INCOME FROM OPERATIONS                  159.2                                 159.2     125.8                 22.6             148.4

Other expenses, net                      25.1                  --              25.1      14.0                 11.7              25.7
Impairment charge                        40.0               (40.0)               --        --                   --                --
Litigation settlement charges             9.2                (9.2)               --        --                   --                --
                                      -------             -------           -------   -------              -------   ---------------

Income before income taxes and
 cumulative
effect of change in accounting
 principle                               84.9                49.2             134.1     111.8                 10.9             122.7

Income taxes                             44.1                 3.2              47.3      45.0                  0.7              45.7
                                      -------             -------           -------   -------              -------   ---------------

INCOME BEFORE CUMULATIVE EFFECT OF
 CHANGE IN
ACCOUNTING PRINCIPLE (NET OF TAX)        40.8                46.0              86.8      66.8                 10.2              77.0

Cumulative effect of change in
 accounting
principle (net of tax)                     --                  --                --      (4.7)                 4.7                --
                                      -------             -------           -------   -------              -------   ---------------

NET INCOME                            $  40.8             $  46.0           $  86.8   $  62.1              $  14.9           $  77.0
                                      =======             =======           =======   =======              =======   ===============

Earnings per share - basic            $  0.14             $  0.15           $  0.29   $  0.21              $  0.05           $  0.26

Weighted average shares outstanding    294.59              294.59            294.59    294.48               294.48            294.48

Earnings per share - assuming
 dilution                             $  0.13             $  0.16           $  0.29   $  0.21              $  0.05           $  0.26

Weighted average shares outstanding
 -assuming dilution                    302.96              302.96            302.96    301.26               301.26            301.26

(1)  Special charges include the following:
     -  $9.2 million charge related to damages awarded to GSI
     - $40 million non-cash impairment charge related to general surgery goodwill

(2)  Special charges and other items include the following:
     -  contribution to the Guidant Foundation of $11.5 million
     - merger-related costs in connection with the acquisition of EndoVascular Technologies, Inc.
     - one-time gain on equity investments of $23.2 million recorded in Other Expenses
     -  corporate legal reserves of $11.5 million also recorded in Other
        Expenses
     - cumulative effect of change in accounting principle, net of tax, of $4.7 million


The income statements give retroactive effect to the Company's two-for-one stock split declared in December 1998 and effective January 1999.

Guidant Corporation and Subsidiaries
Income Statements
(In millions, except per-share data)

                                                     YEAR ENDED                                      YEAR ENDED
                                                 DECEMBER 31, 1998                               DECEMBER 31, 1997
                                                                       AS ADJUSTED                                     AS ADJUSTED
                                       Revised        SPECIAL          TO EXCLUDE                     SPECIAL          TO EXCLUDE
                                      Reported      CHARGES (1)      SPECIAL CHARGES  REPORTED       ITEMS (2)       SPECIAL CHARGES
                                      ---------  ------------------  ---------------  ---------  ------------------  ---------------
Cardiac rhythm management             $  824.6                              $  824.6  $  669.6                              $  669.6
Vascular intervention                  1,002.2                               1,002.2     591.4                                 591.4
Cardiac & vascular surgery                70.2                                  70.2      67.2                                  67.2
                                      --------                              --------  --------                       ---------------

NET SALES                             $1,897.0                              $1,897.0  $1,328.2                              $1,328.2

Cost of products sold                    422.0                                 422.0     320.8                                 320.8
                                      --------                              --------  --------                       ---------------

   GROSS PROFIT                        1,475.0                               1,475.0   1,007.4                               1,007.4

Purchased research and development       118.7              (118.7)               --      57.4               (57.4)               --
Research and development                 276.0                                 276.0     208.3                                 208.3
Sales, marketing, and administrative     558.6                                 558.6     439.7                                 439.7
Foundation contribution                     --                  --                --      11.5               (11.5)               --
Merger-related costs                        --                  --                --      11.1               (11.1)               --
                                      --------             -------          --------  --------             -------   ---------------
                                         953.3              (118.7)            834.6     728.0               (80.0)            648.0

INCOME FROM OPERATIONS                   521.7               118.7             640.4     279.4                80.0             359.4
Other expenses, net                       84.9                  --              84.9      30.6                11.7              42.3
Impairment charge                         40.0               (40.0)               --        --                  --                --
Litigation settlement charges            269.2              (269.2)               --        --                  --                --
                                      --------             -------          --------  --------             -------   ---------------

Income before income taxes and
 cumulative
effect of change in accounting
 principle                               127.6               427.9             555.5     248.8                68.3             317.1

Income taxes                             129.8                66.3             196.1      98.8                20.9             119.7
                                      --------             -------          --------  --------             -------   ---------------

INCOME BEFORE CUMULATIVE EFFECT OF
 CHANGE IN
ACCOUNTING PRINCIPLE (NET OF TAX)         (2.2)              361.6             359.4     150.0                47.4             197.4

Cumulative effect of change in
 accounting
principle (net of tax)                      --                  --                --      (4.7)                4.7                --
                                      --------             -------          --------  --------             -------   ---------------

NET (LOSS) INCOME                        ($2.2)            $ 361.6          $  359.4  $  145.3             $  52.1          $  197.4
                                         ======           =======          ========  ========             =======   ===============

Earnings (loss) per share - basic       ($0.01)            $  1.23          $   1.22  $   0.49             $  0.18          $   0.67

Weighted average shares outstanding     294.59              294.59            294.59    294.30              294.30            294.30

Earnings (loss) per share -
 assuming dilution                      ($0.01)            $  1.20          $   1.19  $   0.48             $  0.18          $   0.66

Weighted average shares outstanding
 -assuming dilution                     294.59              302.27            302.27    299.78              299.78            299.78

(1)  Special charges include the following:
     - purchased research and development charges of $118.7 million recorded related to the acquisitions of InControl, Inc. and NeoCardia, LLC
     - $200 million ascribed to litigation settlement relative to Guidant's acquisition of NeoCardia, LLC
     - $60 million litigation settlement related to Guidant's agreement with C.R. Bard, Inc. agreement, settling two patent infringement lawsuits
     - $9.2 million charge related to damages awarded to GSI
     - $40 million non-cash impairment charge related to general surgery goodwill

(2)  Special charges and other items include the following:
     - purchased research and development of $57.4 million recorded with the asset acquisition of NeoCardia, LLC
     - contribution to the Guidant Foundation of $11.5 million
     - merger-related costs in connection with the acquisition of EndoVascular Technologies, Inc.
     - one-time gain on equity investments of $23.2 million recorded in Other Expenses
     - corporate legal reserves of $11.5 million also recorded in Other Expenses
     - cumulative effect of change in accounting principle, net of tax, of $4.7 million

The income statements give retroactive effect to the Company's two-for-one stock split declared in December 1998 and effective January 1999.